UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2022
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Context Therapeutics Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40654	86-3738787
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3675 Market Street, Suite 200
Philadelphia, Pennsylvania 19104
(Address of principal executive offices including zip code)

(267) 225-7416
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading	Name of exchange
	Symbol	on which registered
Common Stock	CNTX	The Nasdaq Stock Market
$0.001 par value per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As of January 1, 2022, Bill Rencher, Ph.D., retired as Head of Chemistry Manufacturing Controls of Context Therapeutics Inc. (the “Company”), and transitioned into an advisory role with the Company. In his advisory role, Mr. Rencher will assist the Company with the oversight and transition of projects he previously managed. Mr. Rencher’s retirement was planned and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with his transition to an advisory role with the Company, Mr. Rencher and the Company entered into a master services agreement, which terminated Mr. Rencher's prior consulting agreement with the Company, and entered into a related statement of work (the “SOW”) detailing the terms of Mr. Rencher's services that will continue through October 2022 or until the Company terminates his services to the Company. The SOW provides that Mr. Rencher will receive a retainer of $8,000 per month from January 2022 through April 2022 while performing an average of eight hours of services per week, and provides that Mr. Rencher will remain available through October 2022 to answer questions the Company may have regarding his prior services.

The foregoing is a summary description of certain terms of the master services agreement and the SOW and, by its nature, is not complete. It is qualified in its entirety by reference to the master services agreement and SOW, copies of which are attached hereto as Exhibit 99.2, and Exhibit 99.3, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On January 5, 2022, the Company issued a press release to announce the retirement of Mr. Rencher, as well as the appointment of
Christopher Beck as SVP, Operations and Mark Fletcher, Ph.D., as VP, R&D. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Context Therapeutics Inc., dated January 5, 2022
99.2#	Master Services Agreement between Context Therapeutics Inc. and Bill Rencher, dated January 1, 2022
99.3#	Statement of Work between Context Therapeutics Inc. and Bill Rencher, dated January 1, 2022

# Certain information has been excluded from the exhibit because it both (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2022	Context Therapeutics Inc.

By: /s/ Martin A. Lehr
Name: Martin A. Lehr
Title: Chief Executive Officer